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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): April  5, 2004


                        Telecommunication Products, Inc.
             (Exact name of Registrant as specified in its charter)


     Colorado                        0-11882                    4-0916299
(State  or  other           (Commission  File  Number)      (I.R.S.  Employer
jurisdiction  of                                          Identification  No.)
incorporation)


        9171 Wilshire Boulevard, Suite B, Beverly Hills, California 90210
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code: (310)281-2571

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

 On April 3, 2004, the Registrant entered into an Asset Purchase Agreement for the acquisition of all assets from Eagle West Communications, Inc., a privately held Nevada corporation. The terms of the Asset Purchase Agreement, valued at $1.7 million, provide for the Registrant to make cash payments to realize the full value of the acquisition pending bankruptcy court approval.

The Asset Purchase Agreement is attached hereto as Exhibit 2.1. The foregoing description of the terms and conditions of the Asset Purchase Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Asset Purchase Agreement.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  Financial  statements  of  businesses  acquired:

The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.


(b)  Pro  forma  financial  information:

The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

(c)  Exhibits:

2.1 Asset Purchase Agreement between the Registrant and Eagle West Communications, Inc. dated April 3, 2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TELECOMMUNICATION  PRODUCTS,  INC.



Date:  April  5,  2004                                    /s/  Robert C. Russell
                                                    ----------------------------
                                                      Name:  Robert  C.  Russell
                                                               Title:  President




EXHIBIT  INDEX

Number     Exhibit  Description

2.1 Asset Purchase Agreement between the Registrant and Eagle West Communications, Inc. dated April 3, 2004.